AFL - CIO HOUSING INVESTMENT TRUST
GENERATING COMPETITIVE RETURNS WHILE BUILDING COMMUNITIES

HIT AT A GLANCE

•	$5.9 billion investment grade fixed-income mutual fund

•	Specializes in the highest credit quality multifamily mortgage backed securities.

•	Over 30-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities.

•	100% union labor requirement for all on-site construction.

COMPETITIVE RETURNS WITH HIGHER INCOME AND LOWER CREDIT RISK

•	For the first quarter of 2017, the HIT’s gross return of 0.92% and net return of 0.81%, compared to 0.82% for the Barclays Aggregate. The HIT’s gross return also exceeded the index for the 3-, 5-, and 10-year periods ending March 31, and its net returns beat the index for the 3-year period.

•	The HIT’s higher yields and lower credit risk profile should continue to be attractive to fixed-income investors.

•	The HIT committed to invest $72 million in four new construction projects with total development investment of $227 million for the first quarter of 2017 and has a growing pipeline that should help contribute to its income advantage.

OBJECTIVE & STRATEGY

•	Construct and manage a portfolio with higher credit quality, higher yield, and similar interest rate risk relative to the Bloomberg Barclays US Aggregate Bond Index benchmark.

•	Investment in high credit quality multifamily mortgage securities can provide an income advantage for the HIT that contributes to its relative performance versus the benchmark.

RISK COMPARISON

As of March 31, 2017

	HIT	Barclays
Superior Credit Profile
U.S. Government/Agency/AAA/Cash	96.1%	71.7%
A & Below	0.1%	23.7%
Superior Yield
Current Yield: 33 basis point advantage	3.30%	2.97%
Yield to Worst: 31 basis point advantage	2.87%	2.56%
Similar Interest Rate Risk
Effective Duration	5.47	5.84
Convexity	0.10	0.10
Similar Call Risk
Call Protected	76%	72%
Not Call Protected	24%	28%

Source: HIT and Bloomberg Barclays US Aggregate Bond Index

The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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BENEFITS OF THE HIT

•	Core fixed-income option with a strong performance record.

•	Higher income, a superior credit profile, and similar levels of interest rate risk compared to the benchmark.

•	Ongoing yield advantage positively contributes to its relative performance.

•	High credit quality multifamily securities can make it a lower risk investment than many other fixed-income vehicles and an anchor for riskier investments in diversified portfolios.

•	Better source of diversification than many other fixed-income investments due to concentration in multifamily securities (over 60% of portfolio) and lack of corporate bonds.

•	Can directly source multifamily construction-related investments that have higher yields than other investments of similar duration and credit quality.

ECONOMIC IMPACT OF INVESTMENTS*

•	$26.1 billion in total economic benefits

•	$10.3 billion in personal income including wages and benefits, with $5.2 billion for construction workers

•	77,500 on-site union construction jobs and nearly 165,000 total jobs generated

•	105,000 housing and healthcare units nationwide, with 67% affordable housing

•	$3.2 billion in tax revenues (over $1.0 billion state/local and $2.2 billion federal)

PROJECT PROFILE:
Rolla Apartments, Rolla, MO

•	$5.2 million HIT purchase of bonds issued by the Industrial Development Authority of Rolla, MO to help finance a $21.7 million substantial rehabilitation of 4 interconnected, 3-story, garden-style residential buildings with 150 age-restricted apartments.

•	Project sponsor is Overall Construction Industries, a consortium of local construction trade unions (bricklayers, carpenters, laborers, insulators & asbestos workers, painters, plumbers, pipefitters, sheet metal workers, sprinkler fitters, and tile & marble setters).

•	Expected to create approximately 104 union construction jobs.

PROJECT PROFILE:
Penn South Cooperative, Manhattan, NY

•      $55 million Ginnie Mae mortgage backed security investment by the HIT to help refinance and rehabilitate the historic Penn South Cooperative with 2,820 units in the Chelsea neighborhood.

•      HIT’s third investment in Penn South, with earlier investments in 2003, 2011, and 2014.

•	$191 million total development investment is expected to create an estimated 235 union construction jobs.

The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit. com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. Periods over one year are annualized.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at (202) 331-8055 or visit the HIT’s website at www.aflcio-hit.com.

*In 2016 dollars; estimates calculated by Pinnacle Economics and the HIT using an IMPLAN model. Includes HIT’s subsidiary Building America CDE’s projects.

AFL-CIO Housing Investment Trust

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055
www.aflcio-hit.com

April 2017